Exhibit 10.2

NINTH AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT

This NINTH AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT (this “Agreement”), dated as of MARCH 27, 2009, is by and among NOVA BIOFUELS SENECA, LLC, a Delaware limited liability company (“Borrower”), NOVA HOLDING SENECA, LLC, a Delaware limited liability company (“Pledgor”), each of the Lenders party hereto, WESTLB AG, NEW YORK BRANCH, as administrative agent for the Lenders, WESTLB AG, NEW YORK BRANCH, as collateral agent for the Senior Secured Parties, and STERLING BANK, a Texas banking corporation, as accounts bank.

PREAMBLE

WHEREAS, the Parties have entered into that certain Credit Agreement dated as of December 26, 2007 (as amended, the “Credit Agreement”);

WHEREAS, the Borrower, Pledgor and Collateral Agent have entered into certain Pledge and Security Agreement, dated February 22, 2008 (the “Pledge Agreement”);

WHEREAS, the Parties wish to amend certain of the terms in the Credit Agreement, as amended, and the Pledge Agreement; and

NOW, THEREFORE, in consideration of the mutual benefits to be derived and the representations and warranties, conditions and promises herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:

1.                                      DEFINITIONS AND INTERPRETATION

Unless otherwise expressly set forth herein, capitalized terms used in this Agreement shall have the meaning set forth in the Credit Agreement or the Pledge Agreement, as applicable.

2.                                      AMENDMENTS TO THE CREDIT AGREEMENT

2.1                                 Schedule 5.23 (Separateness Provisions) and Schedule 5.24 (Other Required LLC Provisions) attached to the Credit Agreement are each hereby amended and restated in their entirety as set forth in Annex A attached to this Agreement (new text in bold and underlined, and deleted text in bold and stricken out).

2.2                                 Exhibit A (Definitions) attached to the Credit Agreement is hereby amended by permanently deleting in its entirety the definition of “Independent Manager” set forth therein.

3.                                      AMENDMENTS TO THE PLEDGE AGREEMENT

3.1                                 The last sentence of Section 2.04(e) (Obligations Unconditional) of the Pledge Agreement is hereby deleted in its entirety and shall be null and void and of no further force and effect.

3.2                                 Section 5.06 (Filing of Bankruptcy Proceedings) of the Pledge Agreement is hereby deleted in its entirety and shall be null and void and of no further force and effect.

4.                                      CONSENTS

4.1                                 Notwithstanding anything to the contrary provided for in the Credit Agreement (specifically including item 27 of the Separateness Provisions), the Pledge Agreement (specifically including Section 5.10 thereof) or any other Financing Document, each of Collateral Agent, Administrative Agent and each Lender hereby consents to the amendment and restatement of the Borrower LLC Agreement in the form as set forth in Annex B attached to this Agreement (new text in bold and underlined, and deleted text in bold and stricken out).

4.2                                 Notwithstanding anything to the contrary provided for in the Credit Agreement (specifically including the Separateness Provisions), each Lender hereby agrees that, in the event of any proceeding under the United States Bankruptcy Code with respect to Borrower, any consent by Lenders (including any Lender acting in its capacity as Collateral Agent or Administrative Agent, as applicable) to any action by Borrower and/or any affiliated Debtors, or to any motion proposed and/or relief sought by Borrower and/or any affiliated Debtors, shall also constitute Lender’s consent to any applicable actions by Borrower for purposes of the Separateness Provisions and the corresponding Section 17 of the Borrower LLC Agreement.

5.                                      MISCELLANEOUS

5.1                                 Counterparts

This Agreement may be executed in two or more original copies and each such copy may be executed by each of the Parties in separate counterpart, each of which copies when executed and delivered by the Parties shall constitute an original, but all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or portable document format (“PDF”) shall be effective as delivery of a manually executed counterpart of this Agreement.

5.2                                 Governing Law

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, United States of America, without reference to conflicts of laws (other than Section 5-1401 of the New York General Obligations Law).

5.3                                 Limited Purpose; Effect on Credit Agreement and Pledge Agreement

5.3.1                        Except as expressly amended or waived hereby or otherwise provided herein, (a) all of the terms and conditions of the Credit Agreement, the Pledge Agreement and all other Financing Documents remain in full force and effect, and none of such terms and conditions are, or shall be construed as, otherwise amended or modified, and (b) nothing in this Agreement shall constitute a waiver by the Lenders of any Default or Event of Default, or shall constitute a waiver by the Lenders of any right, power or remedy available to the Lenders or the other Senior Secured Parties under the Financing Documents, whether any such defaults, rights, powers or remedies presently exist or arise in the future.

5.3.2                        The Credit Agreement shall, together with the amendments set forth herein, be read and construed as a single agreement.  All references in the Credit Agreement and any related documents, instruments and agreements shall hereafter refer to the Credit Agreement, as amended hereby.

5.3.3                        The Pledge Agreement shall, together with the amendments set forth herein, be read and construed as a single agreement.  All references in the Pledge Agreement and any related documents, instruments and agreements shall hereafter refer to the Pledge Agreement, as amended hereby.

5.4                                 Effectiveness

This Agreement shall become effective, as of the date first written above, upon the execution of this Agreement by each of the Parties hereto; provided that, such effectiveness shall be subject to the condition subsequent that, no later than 5:00PM, Eastern Daylight Savings Time, on March 30, 2009, Borrower shall have retained and appointed a Chief Restructuring Officer (which such Chief Restructuring Officer must be one of the individuals named on the list previously provided by Administrative Agent to Borrower of acceptable candidates for the office of Chief Restructuring Officer).

5.5                                 Authority, Etc.

The execution and delivery by the Borrower and the Pledgor of this Agreement and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement and the performance by the Pledgor of all of its agreements and obligations under the Pledge Agreement, each as amended hereby are within each of their respective organizational

3

authority and have been duly authorized by all necessary organizational action on the part of, and have been duly and validly executed by, the Borrower and Pledgor.  Except as otherwise addressed in this Agreement, and except as otherwise set forth in that certain Fifth Limited Waiver of Defaults letter dated March 26, 2009 executed by the Borrower and the Administrative Agent, the Borrower and Pledgor each represents and warrants that, upon the effectiveness of this Agreement, no Default or Event of Default has occurred and is continuing as of the date hereof.

[The remainder of this page is intentionally blank.]

4

IN WITNESS WHEREOF, the Parties have executed and delivered this Ninth Amendment to Credit Agreement and First Amendment to Pledge Agreement as of the date first above written.

NOVA BIOFUELS SENECA, LLC,
as Borrower

By:	/s/Kenneth T. Hern
Name: Kenneth T. Hern
Title: President

NOVA HOLDING SENECA, LLC,
as Pledgor

By:	/s/Kenneth T. Hern
Name: Kenneth T. Hern
Title: President

WESTLB AG, NEW YORK BRANCH,
as Lender

By:	/s/ E. Keith Min
	Name:	E. Keith Min
	Title:	Executive Director

By:	/s/ Christopher Nunn
	Name:	Christopher Nunn
	Title:	Director

WESTLB AG, NEW YORK BRANCH,
as Administrative Agent

By:	/s/ E. Keith Min
	Name:	E. Keith Min
	Title:	Executive Director

By:	/s/ Christopher Nunn
	Name:	Christopher Nunn
	Title:	Director

WESTLB AG, NEW YORK BRANCH,
as Collateral Agent

By:	/s/ E. Keith Min
	Name:	E. Keith Min
	Title:	Executive Director

By:	/s/ Christopher Nunn
	Name:	Christopher Nunn
	Title:	Director

WESTLB AG, NEW YORK BRANCH,
as Issuing Bank

By:	/s/ E. Keith Min
	Name:	E. Keith Min
	Title:	Executive Director

By:	/s/ Christopher Nunn
	Name:	Christopher Nunn
	Title:	Director

ANNEX A

Amended and Restated Schedule 5.23 (Separateness Provisions) and Schedule 5.24 (Other Required LLC Provisions)

SEE ATTACHED

SCHEDULE 5.23
to Credit Agreement

Separateness Provisions

The Borrower LLC Agreement must include each of the following terms (collectively, the “Separateness Provisions”):

Separateness.  So long as any Obligation (as defined in the Credit Agreement) remains outstanding~~, the board~~ unless the Lenders under the Credit Agreement shall otherwise agree or consent, the Board shall cause the Company, and the Company shall:

(1)           maintain full and complete financial records in accordance with generally accepted accounting principles and maintain its books, records and bank accounts as official records separate from those of any other Person;

(2)           maintain separate financial statements, showing its assets and liabilities separate and apart from those of any other Person and not have its assets listed on any financial statement of any other Person; provided, however, that the Company’s assets may be included in a consolidated financial statement of its Affiliate provided that (a) appropriate notation shall be made on such consolidated financial statements to indicate the separateness of the Company from such Affiliate and to indicate that the Company’s assets and credit are not available to satisfy the debts and other obligations of such Affiliate or any other Person and (b) such assets shall also be listed on the Company’s own separate balance sheets;

(3)           at all times hold itself out to the public and all other Persons as a legal entity separate from its members and from any other Person (including any Affiliate);

(4)           conduct its business only in its own name and strictly comply with all organizational formalities to maintain its separate existence, including maintaining its own records, books, resolutions and other entity documents;

(5)           not use any trade names, fictitious names, assumed names or “doing business” names that are similar to any used by any Affiliate (other than “Nova Biofuels Seneca”) and not share any common logo with any Affiliate;

(6)           correct any known misunderstanding regarding its separate identity and not identify itself as a department or division of any other Person;

(7)           not hold itself out to be responsible for or have its credit or assets available to satisfy the debts or obligations of any other Person;

(8)           file its own tax returns separate from those of any other Person (except to the extent that the Company is treated as a “disregarded entity” for tax purposes and is not required to file tax returns under applicable law) and pay any taxes required to be paid under applicable law;

(9)           not commingle its assets with assets of any other Person (including not participating in any cash management system with any Person) and hold its own assets in its own name (except to the extent otherwise provided in the financing documents);

(10)         maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any Person;

(11)         pay its own liabilities and expenses only out of its own funds;

(12)         not share with any other Person any expenses for Personnel, overhead or office space;

(13)         pay the salaries of its own employees, if any, only from its own funds;

(14)         not enter into any transaction with any Affiliate of the Company except on commercially reasonable terms similar to those available to unaffiliated parties in an arm’s-length transaction, other than capital contributions or capital distributions permitted under the terms and conditions of the credit agreement;

(15)         use separate stationery, invoices and checks bearing its own name;

(16)         except for Permitted Liens, not pledge its assets for the benefit of any other Person;

(17)         not make loans or advances to any Person or buy or hold evidence of indebtedness issued by any other Person (other than cash or investment-grade securities or to employees for business expenses incurred in the ordinary course of business);

(18)         not assume or guarantee any obligation of any Person; including any Affiliate or become obligated for the debts of any other Person;

(19)         be solvent and maintain adequate capital and a sufficient number of employees in light of its contemplated business purpose, transactions and liabilities;

(20)         not acquire any obligation or securities of any member or any Affiliate of the Company;

(21)         not form, acquire or hold any subsidiary (whether corporate, partnership, limited liability Company or other) or own any equity interest in any entity;

(22)         not become involved in the day-to-day management of any other Person -

(23)         have a board of directors separate from that or those of its members and any other Person;

(24)         cause its board of directors to meet at least annually or act pursuant to written consent and keep minutes of such meetings and actions and observe all other Delaware limited liability Company formalities;

(25)         cause its members, officers, agents and other representatives to act at all times in a manner consistent with and in furtherance of the foregoing and in the best interests of itself;

(26)         not incur any indebtedness that is not Permitted Indebtedness, as defined in the Credit Agreement; and

(27)         to the extent restricted by the Financing Documents, not amend, alter or change the terms of its Organic Documents in any material respect unless the Administrative Agent consents.

SCHEDULE 5.24
to Credit Agreement

Other Required LLC Provisions

The Borrower LLC Agreement must include each of the following terms (collectively, and together with the provisions in Schedule 5.23, the “Required LLC Provisions”):

Definitions

~~“Independent Manager” means a Person, who is not at the time of initial appointment as the Independent Manager or at any time while serving as the Independent Manager and has not been at any time during the five (5) years preceding such initial appointment:~~

~~a.                                       (i) a direct or indirect owner of any Equity Interest in, member, officer, employee, partner, director, manager (with the exception of serving as the Independent Manager) or contractor, bankruptcy trustee, attorney or counsel of the Company, any member of the Company, or any Affiliate of any of them;~~

~~b.                                       (ii) a creditor, customer, supplier, or other person (including each Project Party) who derives any of its purchases or revenues from its activities with the Company, any member of the Company or any Affiliate of any of them;~~

~~c.                                       (iii) a Person controlling or under common control with the Company, any member of the Company or any Affiliate of any of them or any Person excluded from serving as Independent Manager under clause (i) or (ii) of this definition;~~

~~d.                                       (iv) a member of the immediate family by blood or marriage of any Person excluded from being an Independent Manager under clause (i) or (ii) of this definition; or~~

~~e.                                       (v) a Person who received, or a member or employee of a firm or business that received, fees or other income from the Company, any member of the Company or any Affiliate of any of them in the aggregate in excess of five percent (5%) of the gross income, for any applicable year, of such Person.~~

“Material Action” means (i) to file any insolvency or reorganization case or proceeding, to institute proceedings to have the Company be adjudicated bankrupt or insolvent, to institute proceedings under any applicable insolvency law, to seek any relief under any law relating to relief from debts or the protection of debtors, to consent to the filing or institution of bankruptcy or insolvency proceedings against the Company, to file a petition seeking, or consent to, reorganization, liquidation or relief with respect to the Company under any applicable federal or state law relating to bankruptcy, reorganization or insolvency, to seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian, or any similar

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
NOVA BIOFUELS SENECA, LLC

official of or for the Company or a substantial part of its property, to make any assignment for the benefit of creditors of the Company, to admit in writing the Company’s inability to pay its debts generally as they become due, (ii) to merge, consolidate or combine the Company or any subsidiary of any of them with any other entity, to dissolve or wind-up the Company, to sell, transfer or otherwise dispose of all or substantially all of the Company’s assets or to approve any plan or agreement to engage in any of the foregoing actions, or (iii) to amend, alter or change the Required LLC Provisions, or (iv) to take action in furtherance of any of the foregoing.

Other Required Provisions

~~(a)           So long as any Obligation is outstanding, the Board must include one Independent Manager. To the fullest extent permitted by law, the Independent Manager shall consider only the interests of the Company and its creditors in acting or otherwise voting on any Material Action with respect to the Company. No removal of the Independent Manager, and no appointment of a successor Independent Manager, shall be effective until such successor shall have accepted his, her or its appointment as Independent Manager by a written instrument. In the event of a vacancy in the position of Independent Manager, the Member shall, as soon as practicable, appoint a successor Independent Manager.~~

(a)           ~~(b)~~ All interests in the Company shall be securities governed by Article 8 of the Uniform Commercial Code and shall be evidenced by certificates. The certificated interests shall be in registered form within the meaning of Article 8 of the Uniform Commercial Code.

(b)           ~~(c)~~ The Company shall not conduct any business or activities other than businesses and activities relating to the ownership, development, testing, financing, construction, operation and maintenance of the Project as contemplated by the Transaction Documents), provided that, the foregoing shall not be deemed to prohibit the taking of any Material Action (as defined herein) that is approved in accordance with the provisions of Section 14 hereof.

(c)           ~~(d)~~ The Company shall not take any Material Action ~~(i)~~ without the ~~unanimous written~~ approval of a majority of the Board ~~(including the Independent Manager) or (ii) at any time when it has no Independent Manager~~..

2

ANNEX A

Amended and Restated Borrower LLC Agreement

SEE ATTACHED

3